Exhibit 32

CERTIFICATION PURSUANT TO
SECTION 906 OF SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Raven Industries, Inc. (the “company”) on Form 10-Q for the quarter ending July 31, 2004, the undersigned, Ronald M. Moquist and Thomas Iacarella, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) this report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the company.

Date: September 3, 2004

/s/ Ronald M. Moquist
Ronald M. Moquist
President and Chief Executive Officer

/s/ Thomas Iacarella
Thomas Iacarella
Vice President and Chief Financial Officer